UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☑ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

Diagnostic Imaging International Corp.

(Name of Registrant as Specified In Its Charter)

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DIAGNOSTIC IMAGING INTERNATIONAL CORP.

848 N. Rainbow Blvd. #2494

Las Vegas, Nevada 89107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Diagnostic Imaging International Corp., a Nevada corporation (the “Company”).  The meeting will be held at [____________________] on Wednesday, May 29, 2013 at [___] a.m., local time, for the following purposes:

1.  To elect two directors to serve for the ensuing year and until their successors are elected.

2.  To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000, subject to the Board of Directors’ authority to abandon such amendment.

3.  To consider and cast an advisory vote on a non-binding resolution to approve the compensation of our executive officers disclosed in this Proxy Statement.

4.  To consider and cast an advisory vote upon a non-binding resolution to determine the frequency of an advisory vote on executive compensation.

5.  To ratify the appointment of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

6. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is May 1, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Mitchell Geisler
Chief Executive Officer

Las Vegas, Nevada

May 3, 2013

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS.  THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT MAY 3, 2013.  YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD; OR

•	ATTEND THE COMPANY'S 2013 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 29, 2013 — THE PROXY STATEMENT AND THE 2012 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.DIIG.BIZ.

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

848 N. Rainbow Blvd. #2494

Las Vegas, Nevada 89107

PROXY STATEMENT FOR THE

2013 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the 2013 Annual Meeting of Stockholders (“Annual Meeting”) of Diagnostic Imaging International Corp., a Nevada corporation (“we”, “us”, “our”, “DIIC” or “the Company”), to be held at [_______________] on Wednesday, May 29, 2013 at [____] a.m., local time, and at any postponements or adjournments thereof.  The approximate date of mailing for this proxy statement and a copy of our Annual Report on Form 10-K for the year ended December 31, 2012 is May 3, 2013. You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Record Date

Our Board of Directors has set May 1, 2013 as the record date (the “Record Date”) for the Annual Meeting.  Only holders of record of the Company's Common Stock, $0.001 par value per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponements thereof.

On the Record Date there were [●] shares of Common Stock issued and outstanding.  Each stockholder is entitled to one vote for each share of Common Stock registered in his or her name on the record date.

Quorum

A quorum of stockholders is necessary to hold a valid meeting.  Our Bylaws provide that a majority of the outstanding shares of common entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.

Voting by Proxy

If your shares are registered directly in your name with Olde Monmouth Stock Transfer Co., Inc., our transfer agent, you are considered a stockholder of record.  As a stockholder of record at the close of business on the Record Date, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card.  If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors, which means your shares will be voted “For” all the nominees to the Board of Directors in Proposal I, “For” Proposal II, “For” Proposal III, “3 Years” for Proposal IV, and “For” Proposal V .  If any other matter is properly presented at the Annual Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using their best judgment.

If your shares are held in a stock brokerage account or otherwise by a nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares cannot be voted and will be treated as broker non-votes.

Required Vote

Proposal I.  Directors are elected by a plurality of the affirmative votes cast by those shares of Common Stock present, either in person or represented by proxy, and entitled to vote at the Annual Meeting. Broker non-votes will count towards the quorum but will have no effect on the outcome of the vote. Stockholders do not have the right to cumulate their votes for directors.

Proposal II.  The affirmative vote of a majority of the Company’s outstanding shares of Common Stock as of the Record Date is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal III.  The affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, and voted at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal IV .  The number of years receiving the greatest number of votes (i.e. one, two or three years) will be considered the frequency recommended by stockholders. Abstentions and broker non-votes will therefore have no effect on such vote.

Proposal V .  The affirmative vote of a majority of the shares of Common Stock present, either in person or represented by proxy, and voted at the Annual Meeting is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote

Revocation of Proxy

Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Meeting and voting in person.  If your shares are held in street name, you must follow the instructions provided by your broker or bank.

Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies by our Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services.  We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of our Common Stock.

Stockholder Proposals for next Annual Meeting

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2014, a stockholder proposal must be received by the Company no later than January 3, 2014 and must otherwise comply with the requirements of Rule 14a-8.

Stockholder proposals should be delivered in writing to Diagnostic Imaging International Corp., 848 N. Rainbow Blvd., #2494, Las Vegas, Nevada 89107 Attention: Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

There are two nominees for election to the Company's Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below.  Each director to be elected will hold office until the 2014 annual meeting of stockholders and until his successor is elected and duly qualified, or until such director's earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose.  Each of the nominees listed below has been nominated for and has agreed to stand for election and the Board has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
Mitchell Geisler	42	Chief Executive Officer, President and Chairman
Richard Jagodnik	44	Chief Financial Officer and Director

Mitchell Geisler

Mitchell Geisler has served as our Chief Executive Officer, President and Chairman of the Board since January 2010. Mr. Geisler also serves as President of our CTS subsidiary, since January 2010, and of our SOMRI subsidiary, since December 2012. Prior to that, Mr. Geisler had been working as a consultant to the Company since early 2009. Mr. Geisler has over 20 years of experience in business, ranging from business start-ups, operations, expansion, product branding and client customer relations, in a variety of industries including medical, hospitality and mining. Mr. Geisler has 12 years of experience in operating public companies which have traded on the over the counter bulletin board. In addition to his position with DIIC, Mr. Geisler has been the Chief Operating Officer and a director of Pacific Gold Corp. since 2004 and President and a director of Pacific Gold Corp’s operating subsidiaries since 2003, including Oregon Gold Inc. from 2003 to 2009. Mr. Geisler is also President and Director of Pacific Metals Corp. since 2006. We believe Mr. Geisler’s qualifications to serve on our Board of Directors include his intimate knowledge of our operations as a result of his day to day leadership as our Chief Executive Officer.

Richard Jagodnik

Richard Jagodnik has served as our Chief Financial Officer since January 2010 and as a director since July 2005. Prior to that, Mr. Jagodnik served as our Chief Executive Officer, President and Chairman of the Board from July 2005 until January 2010. From 1997 through 2005, Mr. Jagodnik was the Vice President of Finance for Interesting Displays & Ideas, a Montreal based manufacturing organization. From 1990 through 1997, Mr. Jagodnik worked in public practice with Friedman and Friedman, Chartered Accountants. Mr. Jagodnik is a Chartered Accountant and Certified public accountant in Canada. We believe Mr. Jagodnik’s qualifications to serve on our Board of Directors include his extensive experience in strategic planning, budgeting, project and contract management and organizational planning.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" ALL OF THE NOMINEES IN

PROPOSAL I

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company.  The Board concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases.  This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

Mitchell Geisler serves as our Chief Executive Officer and Chairman of the Board.  The Board believes that Mr. Geisler’s diverse work experience, his education, and his demonstrated leadership ability make him the best choice currently to serve as our Chairman of the Board.  The Board believes that the Company’s current model of the combined Chairman/CEO role is the appropriate structure for the Company at this time.

Independence of the Board of Directors

We do not have any directors that would be deemed “independent” directors. The Board of Directors has not established any separate audit, compensation or nomination committees, and carries out the functions of such committees itself, to the extent required.  As a smaller reporting company that is not listed on any exchange, we are not required to have any such committees or any independent directors.

Committees of the Board of Directors

Audit Committee

We are not required to have and we do not have an Audit Committee.  The Company's directors perform some of the same functions of an Audit Committee, such as; recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls.  The Company does not currently have a written audit committee charter or similar document.

We have no audit committee financial expert.  Our directors have financial statement preparation and interpretation ability obtained over the years from past business experience and education.  Because of the nature of our current limited operations, we believe the services of an audit committee financial expert are not warranted.

Nominating Committee

We do not have a Nominating Committee.  Due to the small size of the Board and the fact that each director is also an officer of the Company, the Board of Directors has determined that is it not necessary for the Company to have a separate Nominating Committee.  Mitchell Geisler and Richard Jagodnik each participate in the consideration of director nominees.

While the Board of Directors has not adopted specific minimum criteria for director nominees, the directors look for certain characteristics common to all board members, including integrity, strong professional reputation and record of achievement, constructive and collegial personal attributes, and the ability and commitment to devote sufficient time and energy to Board service.

The Board will consider all bona fide candidates for election to the Board of Directors and will consider any stockholder nominations pursuant to the same criteria, provided those nominated are submitted in accordance with applicable law and within the time periods set forth herein for receipt of stockholder proposals for the 2014 annual meeting of stockholders.

Compensation Committee

We do not have a Compensation Committee.  Due to the fact that the Company’s only two executive officers are also the only directors, the Board of Directors has determined that is it not necessary for the Company to have a separate Compensation Committee.  Mitchell Geisler and Richard Jagodnik each participate in the consideration of executive officer and director compensation.

Meetings of the Board of Directors

The Board of Directors met two times during 2012, and acted twice by unanimous written consent. All directors attended at least 75% of the meetings of the Board of Directors held during the period for which they were a director.

We expect all of our directors to attend the 2013 Annual Meeting of Stockholders.  We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board's Role in Risk Oversight

The Board of Directors has an active role in overseeing management of the Company's risks.  The Board regularly reviews information regarding the Company's credit, liquidity, financial condition and operations, as well as the risks associated with each.

Stockholder Communications with the Board of Directors

Stockholders may contact members of the Board of Directors by writing to them care of Diagnostic Imaging International Corp., 848 N. Rainbow Blvd., #2494, Las Vegas, Nevada 89107 Attention: Secretary. The Secretary will forward correspondence to the directors from time to time.

Code of Ethics

We have not adopted a formal code of ethics statement.  The Board of Directors evaluated the business of the Company and the number of employees and determined that since the business is operated by a small number of persons who are also the officers and directors and many of the persons employed by the Company are independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Report of the Audit Committee*

The Board of Directors oversees the Company's financial reporting process in lieu of a separately standing audit committee.  The Board of Directors reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 with management.

The Board of Directors has discussed with the Company's independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Board of Directors has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Board of Directors concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Board of Directors discussed with the Company's independent accounting firm the overall scope and plans for its audits and meets with the Company's independent accounting firm to discuss the results of its examinations and the overall quality of the Company's financial reporting. In reliance on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Board of Directors:

MITCHELL GEISLER

RICHARD JAGODNIK

* The material in this report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL II

APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK FROM 100,000,000 TO 500,000,000

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Articles of Incorporation (the “Charter”) to increase the number of authorized shares of common stock, par value $0.001 per share, from 100,000,000 shares to 500,000,000 shares. The Charter also authorizes the issuance of up to 5,000,000 shares of preferred stock, par value $0.001 per share, none of which are currently issued or outstanding. The proposed amendment will not increase or otherwise affect the Company’s authorized shares of preferred stock. The Board believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future potential business needs.

Purpose of Amendment

The Charter currently authorizes the issuance of up to 100,000,000 shares of common stock, par value $0.001 per share. As of the close of business on April 30, 2013, [_______] shares of common stock were issued and outstanding.  In addition, as of the close of business on April 30, 2013, there were [_______] shares of common stock issuable upon exercise of outstanding warrants, [_____] shares of common stock issuable upon exercise of outstanding stock options, and [_______] shares of common stock issuable upon exercise of outstanding convertible promissory notes.

The increase in the number of authorized shares of common stock will allow for the Company to continue its business plan of making acquisitions of existing diagnostic imaging clinics and raising capital for these transactions.

Other than as described above, the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in the number of authorized shares of common stock. The additional shares of common stock will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purposes.

Possible Effects of the Amendment and Anti-takeover Considerations

If the amendment to the Charter is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Shares of common stock issued in the future, other than for a stock split, may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could have a financially dilutive effect on previously issued shares of common stock and have a negative effect on the market price of the common stock. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of our stock. Current stockholders have no preemptive or similar rights.

The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of common stock or preferred stock, including preferred stock convertible into shares of common stock, in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of common stock has been prompted by other business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Effective Date.

If the Company’s stockholders approve the increase in the number of authorized shares of common stock to 500,000,000 shares, we would have to file a Certificate of Amendment with the Nevada Secretary of State in order for the amendment to become effective. If we obtain stockholder approval of this proposal, we intend to file the Certificate of Amendment as soon as practicable.  Our Board of Directors reserves the right, notwithstanding stockholder approval of the amendment and without further action by our stockholders, not to proceed with the amendment at any time before the filing of the Certificate of Amendment. A copy of the Certificate of Amendment is attached to this Proxy Statement as Annex A.

No Appraisal Rights.

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the proposed amendment to our Articles of Incorporation to effect this proposal, and we will not independently provide our stockholders with any such right.

Vote Required. The affirmative vote of a majority of the Company’s outstanding shares of common stock as of the Record Date is required to approve this proposal. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal II.

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL II

PROPOSAL III

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Company is providing stockholders with an advisory vote on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”).

As described in the Compensation Discussion and Analysis section of this Proxy Statement (the “CD&A”), the goal of our compensation program is to adequately reward the efforts and achievements of our executive officers for their management of the Company.

At this stage in our growth, our principal business objective is owning and operating private diagnostic imaging clinics and expanding our Teleradiology services. Achievement of this objective requires that we closely monitor our expenses, including compensation expenses.

Stockholders are urged to read the CD&A, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related compensation tables. The Board of Directors believes that the policies and procedures articulated in the CD&A are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our executive officers reflects and supports these compensation policies and procedures.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

This advisory vote on executive compensation, commonly and herein referred to as a “say-on-pay” advisory vote, is not binding on our Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL III

PROPOSAL IV

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF

ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Act, we are also providing stockholders an advisory vote on the frequency with which the stockholders shall have the advisory say-on-pay vote on executive compensation provided for in Proposal III above.

The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often the say-on-pay vote should occur: every year, every two years, or every three years. In addition, stockholders may abstain from voting. The Dodd-Frank Act requires us to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years.

After careful consideration, the Board of Directors recommends that future stockholder say-on-pay advisory votes on executive compensation be conducted every three years. A vote every three years provides stockholders and advisory firms the opportunity to evaluate the Company’s compensation program on a more thorough, longer-term basis than an annual or bi-annual vote.

The Board of Directors believes an annual or bi-annual say-on-pay vote would not allow for changes to the Company’s compensation program to be in place long enough to evaluate whether the changes were effective. The Company’s executive compensation plan seeks to align our employee incentives with the long-term interests of the stockholders. A say-on-pay vote every three years is also sensitive to stockholders who have interests in many companies and may not be able to devote sufficient time to an annual or bi-annual review of pay practices for all of their holdings.

Although the Board of Directors recommends a say-on-pay vote every three years, stockholders are not voting to approve or disapprove the Board’s recommendation. Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of the Company determine, on an advisory basis, whether the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Company’s Proxy Statement for its annual meeting of stockholders, beginning with the 2013 Annual Meeting of Stockholders, shall be (i) every year, (ii) every 2 years, or (iii) every 3 years.

Although this advisory vote on the frequency of the say-on-pay vote is not binding on our Board of Directors, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes.

The enclosed proxy card gives you four choices for voting on this proposal. The choice which receives the highest number of votes will be deemed the choice of the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE THREE-YEAR FREQUENCY

PROPOSAL V

RATIFICATION OF

SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Silberstein Ungar, PLLC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.  Representatives of Silberstein Ungar are expected to be available via teleconference at the Annual Meeting and will be able to respond to appropriate questions.

Stockholder ratification of the selection of Silberstein Ungar as the Company's independent registered public accounting firm is not required by the Company's Bylaws or otherwise.  However, the Board of Directors is submitting the selection of Silberstein Ungar to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Vote Required. The affirmative vote of a majority of the shares of Common Stock present, whether in person or represented by proxy, and voted at the Annual Meeting is required to ratify the selection of Silberstein Ungar. Unless otherwise indicated, properly executed proxies will be voted in favor of this Proposal V .

THE BOARD OF

DIRECTORS RECOMMENDS

A VOTE "FOR" PROPOSAL V

Principal Accountant Fees

Silberstein Ungar audited the Company's financial statements for fiscal years 2011 and 2012. The following is a summary of fees billed by our independent auditors for services rendered during each of the years ended December 31, 2011 and 2012:

Audit Fees. Audit fees include fees for the audit of the Company’s annual financial statements, fees for the review of the Company’s interim financial statements, and fees for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.  The aggregate audit and quarterly fees billed by our independent registered public accounting firms for fiscal years 2012 and 2011 were $31,500 and $27,000, respectively.

Audit Related Fees. Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. There were no audit-related fees billed for fiscal years 2012 or 2011.

Tax Fees. Tax fees include fees for tax compliance, tax advice and tax planning. Tax fees billed for fiscal year 2012 were $1,000.There were no tax fees billed for fiscal year 2011.

All Other Fees. All other fees include fees for all services except those described above. There were no other fees billed for fiscal years 2012 or 2011.

Pre-Approval of Audit and Non-Audit Services

The Company does not currently have a standing audit committee. All audit services to be provided to the Company and all non-audit services, other than de minims non-audit services, to be provided to the Company by the independent accountants must be approved in advance by the Board of Directors.

SECURITY OWNERSHIP

OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of May 1, 2013 information regarding beneficial ownership of our stock for: (i) each of our executive officers and directors; (ii) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of each class of our Common Stock; and (iii) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner(s)	Amount and Nature of Beneficial Owner(s)(1)
	Number of Shares Owned	Percentage of Ownership(2)
Mitchell Geisler	3,001,500	13.0%
Richard Jagodnik	4,200,000	18.2%
All officers and directors as a group (two persons)	7,201,500	31.2%

1

Pursuant to Rule 13-d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the voting) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to a security whether through a contract, arrangement, understanding, relationship or otherwise. Unless otherwise indicated, each person indicated above has sole power to vote, or dispose or direct the disposition of all shares beneficially owned. Unless as otherwise set forth in the table, the address of each beneficial owner is c/o Diagnostic Imaging International Corp., 157 Adelaide Street West, Suite 603, Toronto, Ontario, M5H 4E7 Canada.

2	Based on 23,421,481 shares of common stock issued and outstanding as of May 1, 2013.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock with the Securities and Exchange Commission. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2012, and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2012, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons, to its knowledge all the Section 16(a) filing requirements applicable to such persons with respect to fiscal year ended December 31, 2012 were complied with.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table reflects compensation earned by our executive officers and directors for the fiscal years ended December 31, 2012 and 2011.

Name	Year	Salary	All Other Compensation	Total
Mitchell Geisler, Chief Executive Officer, President and Chairman	2012	$56,111(1)	$0	$56,111
	2011	$53,417(1)	$0	$53,417
Richard Jagodnik, Chief Financial Officer and Director	2012	$0	$9,606(1)	$9,606
	2011	$0	$9,496(1)	$9,496

(1) Represents cash compensation for management fees payable in Canadian dollars, and has been translated to U.S dollars at the average rate of exchange for the year indicated.

Compensation Discussion and Analysis

The Company has two executive officers, whom are also the Company’s directors. The goal of the compensation program is to adequately reward the efforts and achievements of executive officers for the management of the Company.

We do not provide any employment benefits to our executive officers or directors, such as pension and other retirement savings plans and medical and dental plans, other than what is required by law, for which we make the required statutory payments and contributions.  In the future, if we have non-employee directors we anticipate that we will have a compensation program that will include director fees and equity based awards and provide for the reimbursement of expenses.

Employment Agreements, with our Executive Officers

We currently have no employment agreements with any of our executive officers, nor any compensatory plans or arrangements resulting from the resignation, retirement or any other termination of any of our executive officers, from a change-in-control, or from a change in any executive officer’s responsibilities following a change-in-control. Our executive officers are compensated on a monthly basis for services performed for the company and its subsidiaries.

Grants of Plan Based Awards

The Company did not award any stock options to any of its executive officers during 2012 or 2011. Our executive officers did not exercise any options during 2012 and had no outstanding equity awards at December 31, 2012.

Compensation of Directors

We do not have any independent directors.  All of our directors are also executive officers, and therefore we do not separately compensate them for the fulfillment of their director positions on the Board of Directors.

Director Agreements

Each director holds office until the next meeting of stockholders or until his successor is duly appointed and qualified. In the future, if the Company has non-employee directors, it expects it will provide a compensation package primarily based on stock options and reimbursement for direct expenses.  Such compensation package will be determined at that time.

CERTAIN TRANSACTIONS

Transactions with related persons, promoters and certain control persons

For the year ended December 31, 2012, Richard Jagodnik (an officer, director and shareholder of the Company), had a $7,062 note payable due from the Company. The note is non-interest bearing and payable on demand.

During the second quarter of 2010, Richard Jagodnik loaned the Company $42,944 and the Company issued a convertible note to Mr. Jagodnik. Interest on the note accrues at 10% per annum and the note and accrued interest are convertible into shares of the Company’s common stock at the rate of $0.15 per share. The note is carried in Canadian dollars and a foreign exchange loss of $540 was recorded for the year ended December 31, 2012. For the year ended December 31, 2012 $1,171 in accrued interest was recorded and added to the note. The total value of the note, net of discount as at December 31, 2012, was $10,936, including accrued interest.

Policy and Procedures Governing Related Person Transactions

The Company does not currently have a standing audit committee. The Board of Directors is responsible for reviewing all “related party transactions” on an on-going basis. All such related party transactions must be approved by the Board of Directors.

HOUSEHOLDING OF PROXY MATERIALS

The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year's Proxy Statement or Annual Report from us directly, please contact us by writing to Diagnostic Imaging International Corp., 848 N. Rainbow Blvd., #2494, Las Vegas, Nevada 89107 Attention: Secretary.

OTHER MATTERS

Our Board of Directors does not know of any matters that are to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

By Order of the Board of Directors

Mitchell Geisler

Chief Executive Officer

May 3, 2013

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2012 is available without charge upon written request to: Diagnostic Imaging International Corp., 848 N. Rainbow Blvd., #2494, Las Vegas, Nevada 89107 Attention: Secretary.

Annex A

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada  89701-4520

(775) 684-7708

Website:  www.nvsos.com

Certificate of Amendment (PURUSANTU TO NRS 78.385 and 78.390)

USE BLANK INK ONLY – DO NOT HIGHLIGHT                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.

Name of corporation:

Diagnostic Imaging International Corp.

2.

The articles have been amended as follows (provide article numbers, if available):

Article Third – As of the filing date of this amendment, the total number of common stock authorized that may be issued by the Corporation is Five Hundred Million (500,000,000) shares, par value of $.001 per share.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: ________.

4.

Effective date of filing (optional):  Date: __________________     Time: _________________

(must not be later than 90 days after the certificate is filed)

5.

Signature (required):  __________________________________________

Signature of Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DIAGNOSTIC IMAGING INTERNATIONAL CORP.

PROXY CARD

2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 29, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MITCHELL GEISLER and RICHARD JAGODNIK, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Diagnostic Imaging International Corp. (the “Company”) which the undersigned may be entitled to vote at the 2013 Annual Meeting of Stockholders to be held on Wednesday, May 29, 2013, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

1. To elect two (2) directors to serve for one-year terms ending in the year 2014 or until each of their successors are duly elected and qualified:

Mitchell Geisler Richard Jagodnik	☐ FOR all nominees listed at left (except as written below to the contrary)	☐ WITHHOLD AUTHORITY TO VOTE for all nominees listed at left

Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided above.

2.  To approve an amendment to the Company’s Articles of Incorporation to increase in the number of authorized shares of Common Stock from 100,000,000 to 500,000,000, subject to the Board of Directors’ authority to abandon such amendment:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

3.  To approve, by non-binding vote, the Company’s executive compensation:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

4.  To recommend, by non-binding vote, the frequency of advisory votes on executive compensation:

☐ 1 YEAR  ☐ 2 YEARS  ☐ 3 YEARS  ☐ ABSTAIN

5.  To ratify the appointment of Silberstein Ungar, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

☐ FOR  ☐ AGAINST  ☐ ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “3 YEARS” for Proposal 4 and “FOR” Proposal 5 , and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE

ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

______________________________________

Date: ____________________, 2013

Signature:  _____________________________________________________

Signature if held jointly: __________________________________________

Note:  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.